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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                October 30, 2006



                                 PERRIGO COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           MICHIGAN                     0-19725                  38-2799573
-----------------------------         ------------          -------------------
       (State of other                (Commission               (IRS Employer
Jurisdiction of Incorporation)        File Number)           Identification No.)

515 Eastern Avenue, Allegan, Michigan                   49010
------------------------------------------           -----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:   (269) 673-8451
                                                      --------------



                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Second Amendment to Credit Agreement

On October 30, 2006, Perrigo Company ("Perrigo") entered into a Second Amendment to its Credit Agreement, dated as of March 16, 2005, among Perrigo Company, the Foreign Subsidiary Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, Bank Leumi USA, as Syndication Agent, and Bank of America, N.A., LaSalle Bank Midwest National Association, formerly known as Standard Federal Bank, N.A. and National City Bank of the Midwest, as Documentation Agents.

Under the Second Amendment (i) the Applicable Margin for Eurocurrency Loans and the facility fees were reduced, (ii) the maturity date of the credit facility was extended from March 16, 2010 to October 30, 2011, and (iii) subject to certain conditions, the aggregate amount of revolving commitment may be increased to $450,000,000. Previously, the aggregate amount of revolving commitment was $325,000,000.

The foregoing description is qualified in its entirety by reference to the text of the Second Amendment to Credit Agreement, which is attached as Exhibit 10.1 hereto and incorporated by reference.



ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         10.1. Second Amendment to Credit Agreement, dated as of October 30, 2006, among Perrigo Company, the Foreign Subsidiary Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, Bank Leumi USA, as Syndication Agent, and Bank of America, N.A., LaSalle Bank Midwest National Association, formerly known as Standard Federal Bank, N.A. and National City Bank of the Midwest, as Documentation Agents.





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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PERRIGO COMPANY
                                (Registrant)



                                By:  /s/ Todd W. Kingma
                                     ---------------------------------------
Dated:  November 2, 2006                 Todd W. Kingma
                                         Executive Vice President, Secretary and
                                         General Counsel




                                       S-1


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                                  EXHIBIT INDEX

         10.1. Second Amendment to Credit Agreement, dated as of October 30, 2006, among Perrigo Company, the Foreign Subsidiary Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, Bank Leumi USA, as Syndication Agent, and Bank of America, N.A., LaSalle Bank Midwest National Association, formerly known as Standard Federal Bank, N.A. and National City Bank of the Midwest, as Documentation Agents.



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